UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2004

ROANOKE ELECTRIC STEEL CORPORATION
(Exact name of Registrant as specified in its charter)

Virginia	0-2389	54-0585263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

102 Westside Blvd., N.W., Roanoke, Virginia		24017
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (540) 342-1831

Item 7.	Financial Statements and Exhibits
(c)	Exhibits

	Exhibit No.	Description
	99.1	News Release of Roanoke Electric Steel Corporation, issued April 22, 2004

Item 9.   Regulation FD Disclosure

              On April 22, 2004, Roanoke Electric Steel Corporation issued a news release announcing the declaration of its quarterly dividend and the restoration of the dividend level to $.10 per share. A copy of the news release is attached hereto as Exhibit 99.1.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Roanoke Electric Steel Corporation
By: /s/ Donald G. Smith
Donald G. Smith
Chairman and Chief Executive Officer

Dated: April 22, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	News Release of Roanoke Electric Steel Corporation, issued April 22, 2004